UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2011

WSI Industries, Inc.
 (Exact name of registrant as specified in its charter)

Minnesota	000-00619	41-0691607
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

213 Chelsea Road Monticello, MN	55362
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 295-9202

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 3, 4, 6, 7 and 8 are not applicable and therefore omitted.

Item 2.02 Results of Operations and Financial Condition.

WSI Industries, Inc. (the “Company”) issued a press release on January 5, 2011 disclosing material non-public information regarding its results of operations for the first quarter ended November 28, 2010. The Company hereby furnishes the press release, which is attached hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2011, the Board of Directors appointed Burton F. Myers II to serve as Lead Director of the Company, effective immediately. In connection with his service as Lead Director, Mr. Myers will receive an additional $1,000 annual retainer. This amount is in addition to any other compensation Mr. Myers is entitled to receive under the Company’s compensation policies for non-employee directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”) on January 5, 2011 at its offices at 213 Chelsea Road, Monticello, Minnesota, beginning at 1:00 p.m., local time. Of the 2,862,014 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, 2,480,375 shares were present either in person or by proxy. The final results of voting for each matter submitted to a vote of shareholders at the Annual Meeting are set forth below.

Proposal 1. To elect four directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and shall qualify.

Nominee	For	Withhold	Broker Non-Vote
Thomas C. Bender	1,261,231	74,868	1,144,276
James D. Hartman	1,290,148	45,951	1,144,276
Burton F. Myers II	1,292,220	43,879	1,144,276
Michael J. Pudil	1,278,373	57,726	1,144,276

Proposal 2. To amend the WSI Industries, Inc. 2005 Stock Plan to increase the number of shares of common stock authorized for issuance by 200,000 shares.

For	Against	Abstain	Broker Non-Vote
1,006,701	324,645	4,753	1,144,276

Proposal 3. To ratify the appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. as the independent public accountants for the fiscal year ending August 28, 2011.

For	Against	Abstain	Broker Non-Vote
2,438,178	1,974	40,223	-0-

Accordingly, each nominee was elected as a director of the Company, the amendment to the Company’s 2005 Stock Plan was approved and the appointment of Schechter Dokken Kanter Andrews & Selcer Ltd. was ratified and approved.

Item 9.01 Financial Statements And Exhibits.

Exhibit No.	Description
99.1	Press Release issued on January 5, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSI INDUSTRIES, INC.

By: /s/ Michael J. Pudil
Michael J. Pudil
Chief Executive Officer

Date: January 6, 2011